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                                                                  EXHIBIT 10.130


                                 AMENDMENT NO. 1

                                       to

                              AMENDED AND RESTATED

                                    INDENTURE

                                     between

              ONYX ACCEPTANCE RESIDUAL FUNDING OWNER TRUST 2000-A1,
                                   as Issuer,

                                       and

                              JPMORGAN CHASE BANK,
                              as Indenture Trustee

                                -----------------


                           Dated as of April 15, 2002

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        This Amendment No. 1 to Amended and Restated Indenture between Onyx
Acceptance Residual Funding Owner Trust 2000-A1, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee (this "Amendment") is dated and effective as of April 15, 2002.

        WHEREAS, the parties hereto entered into the Amended and Restated Indenture, dated as of April 12, 2002 (the "Indenture");

        WHEREAS, Section 9.02 of the Indenture permits the amendments contemplated herein by the Issuer and the Indenture Trustee, when authorized by an Issuer Order, with prior notice to the Rating Agency, and the consent of each Holder of an Outstanding Note affected by such amendment;

        WHEREAS, the Issuer and the Indenture Trustee have notified the Rating Agency, and Galleon Capital Corporation, the holder of 100% of the Notes, has consented to the Amendment, as evidenced by its execution of this Amendment;

        WHEREAS, the parties hereto and the Note Holders wish to amend the Indenture;

        NOW, THEREFORE, the parties hereto agree that the Indenture is hereby amended as follows:

        SECTION 1. EFFECTIVE DATE. This Amendment shall be effective as of April 15, 2002.

        SECTION 2. DEFINITIONS.

        (a) For purposes of this Amendment, all capitalized terms used and not otherwise defined herein have the meanings set forth in the Indenture.

        (b) The defined term "Interest Rate" is hereby amended and restated in its entirety to read as follows:

               "INTEREST RATE" means 6.41% per annum; provided, however, the interest rate shall increase to 7.91% for the duration of the time that the Notes are Outstanding commencing on the earlier to occur of:

               (i) the second Payment Date following the collection period related to an Underlying Securitization Transaction in which such Underlying Securitization Transaction first satisfies the criteria for an optional redemption pursuant to the transaction documents related to such Underlying Securitization Transaction but where such optional redemption has not been exercised;

               (ii) the date on which the Notes are no longer rated at least "BBB" by Standard & Poor's; or

               (iii) June 12, 2002, if any breach by Onyx of any of the financial covenants set forth in Section 4.6 of the Second Amended and Restated Sale and Servicing Agreement, dated as of November 30, 2001 between Seller and Onyx, which relate to the CP Facility (as such term is defined in the Onyx Acceptance Residual Funding Owner Trust 2000-A1


                                       2
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        Private Placement Memorandum dated April 12, 2002), has not been resolved by (a) an amendment to the relevant CP Facility transaction document, (b) waiver by CapMAC Financial Services, Inc., or (c) other action acceptable to the Note Holder.

        SECTION 3. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        SECTION 4. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]


                                       3
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        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered as of the day and year first above written.

                                            ONYX ACCEPTANCE RESIDUAL FUNDING
                                              OWNER TRUST 2000-A1


                                            By:    DEUTSCHE BANK TRUST COMPANY
                                                   DELAWARE, not in its
                                                   individual capacity but
                                                   solely on behalf of the
                                                   Issuer as Owner Trustee under
                                                   the Trust Agreement


                                                   By:   /s/ Michelle Voon
                                                         -----------------------
                                                         Name:  Michelle Voon
                                                         Title:


                                            JPMORGAN CHASE BANK,
                                            not in its individual capacity but
                                            solely as Indenture Trustee


                                            By:   /s/ Kevin Crombie
                                                  ------------------------------
                                                  Name:   Kevin Crombie
                                                  Title:  Assistant Vice
                                                          President

CONSENTED AND AGREED TO BY:

GALLEON CAPITAL CORPORATION,

By:  State Street Global Markets, LLC,
     as Administrator

By:     /s/ Stephen W. Finocchio
        ------------------------------
Name:   Stephen W. Finocchio
Title:  Vice President